                                                                    Exhibit 4.01


                                 [CERTIFICATE]


                                 [BROOKS LOGO]
  [GRAPHIC - NUMBER]                                     [GRAPHIC - SHARES]

     COMMON STOCK                                         SEE REVERSE SIDE
                                                       FOR CERTAIN DEFINITIONS


                          BROOKS-PRI AUTOMATION, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY


--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                            CUSIP 11442E 10 2







IS THE OWNER OF
--------------------------------------------------------------------------------

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                           BROOKS-PRI AUTOMATION, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                                     [SEAL]
         /s/ Lynda M. Avallone                        /s/ Robert J. Therrien
--------------------------------------           -------------------------------
VICE PRESIDENT AND CORPORATE TREASURER                       PRESIDENT


COUNTERSIGNED AND REGISTERED:
                          EQUISERVE TRUST COMPANY, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY  /s/ Stephen Cann
   -----------------------------------------------------------------------------
                                                              AUTHORIZED OFFICER

                           BROOKS-PRI AUTOMATION, INC.

      The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common               UNIF GIFT MIN ACT -
TEN ENT  -  as tenants by the entireties                  Custodian
JT TEN   -  as joint tenants with right        --------------------------------
            of survivorship and not as            (Cust)            (Minor)
            tenants in common
                                               under Uniform Gifts to Minors
                                               Act
                                                  -----------------------------
                                                               (State)


     Additional abbreviations may also be used though not in the above list.



For value received ____________________________________________________________
hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                 X
      -----------------------          ----------------------------------------
                                      NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

                 Signature Guaranteed:
                                      -----------------------------------------
                                      ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                      INSTITUTION (SUCH AS A BANK OR BROKER)
                                      WHICH IS A PARTICIPANT IN THE SECURITIES
                                      TRANSFER AGENTS MEDALLION PROGRAM
                                      ("STAMP"), THE NEW YORK STOCK EXCHANGE,
                                      INC. MEDALLION SIGNATURE PROGRAM ("MSP")
                                      OF THE STOCK EXCHANGES MEDALLION PROGRAM
                                      ("SEMP") AND MUST NOT BE DATED. GUARANTEES
                                      BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.



This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Brooks-Pri Automation, Inc. and EquiServe Trust Company, N.A., as Rights Agent, dated as of July 23, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Brooks-Pri Automation, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. Brooks-Pri Automation, Inc. will mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.